EX-99.906CERT

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

With respect to the report on Form N-CSR filed for Centaur Mutual Funds Trust (the “Registrant”) for the semi-annual period ended April 30, 2016 (the “Report”), the undersigned hereby certify, to the best of their knowledge, to the following:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	July 8, 2016

/s/ M. Ezekial Ashton
M. Ezekial Ashton
President and Principal Executive Officer

/s/ Gennifer Ashton
Gennifer Ashton
Treasurer and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the U.S. Securities and Exchange Commission (the “Commission”) or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.